SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                November 13, 2002

                                    Dice Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




                 Delaware                 0-25107             13-3899472
     ---------------------------- ------------------------ ----------------
     (State or Other Jurisdiction (Commission File Number) (I.R.S. Employer
                of Incorporation)      Identification           Number)


                     3 Park Avenue, New York, New York 10016
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)


                                 (212) 725 6550
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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ITEM 5. Other Events and Regulation FD Disclosure

On November 13, 2002, the Company received a NASDAQ Staff Determination indicating that the Company was not in compliance with the $15 million market value of publicly held shares requirement for continued listing set forth in Marketplace Rule 4450(b)(3) and that this additional issue will be considered, together with the Staff Determination issued on October 8, 2002 regarding the Company's $3.00 bid price deficiency, at the Company's hearing before a NASDAQ Listing Qualification Panel, currently scheduled for November 21, 2002. On November 14, 2002, the Company issued a press release announcing its receipt of the notice. The full text of the press release is attached as Exhibit 99.1 hereto.

ITEM 7. Exhibits.

Exhibit
Number            Description
------            -----------

99.1              Press Release dated November 14, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         DICE INC.



                                        By:/s/ Brian P. Campbell
                                           -------------------------------------
                                           Name:   Brian P. Campbell, Esq.
                                           Title:  Vice President and General
                                                   Counsel



Dated: November 14, 2002